Exhibit 10.2
Supplemental Agreement No. 2 (“SA-2”)
to
Purchase Agreement No. 3134
between
The Boeing Company
and
ATLAS AIR, INC
Relating to Boeing Model 747-8 Freighter Aircraft
     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 1st day of March of 2010, by and between THE BOEING COMPANY (Boeing) and ATLAS AIR, INC. (Customer);
     WHEREAS, the parties hereto entered into Purchase Agreement No. 3134 dated September 8, 2006 (the Purchase Agreement) relating to Boeing Model 747-8 Freighter aircraft (the Aircraft);
     WHEREAS, Boeing and Customer have mutually agreed to a [*] matters raised by the Customer in its discussions with Boeing; AND
     WHEREAS, Boeing and Customer mutually agreed to the final configuration of its 747-8 Freighter Aircraft (Options).
     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1. Table of Contents, Articles, Tables and Exhibits:
     1.1 The “Table of Contents” to the Purchase Agreement is deleted in its entirety and the new “Table of Contents” attached hereto and identified with an “SA-2” legend is substituted in lieu thereof to reflect the changes made by this SA-2.
     1.2 The “Table 1 to Purchase Agreement No. 3134, Aircraft Information Table for the 747-8F Aircraft” (Table 1) is deleted in its entirety and the new “Table 1” attached hereto and identified with an “SA-2” legend is substituted in lieu thereof to reflect the changes made in the [*], among other matters, resulting from the 747-8 Freighter aircraft configuration definition for the Aircraft effected by this SA-2.
     1.3 The “Table 2 to Purchase Agreement No. 3134, Option Aircraft Delivery, Description, Price and Advancer Payments” (Table 2) is deleted in its entirety and the new

P.A. No. 3134	SA-2, Page 1
BOEING PROPRIETARY
Supplemental Agreement 2, Page 1 of 43

[ * ]   Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Table 2” attached hereto and identified with an “SA-2” legend is substituted in lieu thereof to reflect the [*], among other matters, and the revision of the scheduled delivery period from the originally scheduled delivery period for the option aircraft.
     1.4 The “Table 3 to Purchase Agreement No. 3134, Purchase Rights Aircraft Information Table” (Table 3) is deleted in its entirety and the new “Table 3” attached hereto and identified with an “SA-2” legend is substituted in lieu thereof to reflect the revision of the scheduled delivery period from the originally scheduled delivery period in the event of any Customer exercise of its purchase rights.
     1.5 The Exhibit A to the Purchase Agreement entitled “Aircraft Configuration between the Boeing Company and Atlas Air, Inc., (Exhibit A)” is deleted in its entirety and the new “Exhibit A” attached hereto and identified with an “SA-2” legend is substituted in lieu thereof to document Buyer’s decisions for Options comprising the configuration of its 747-8 Freighter Aircraft effected by this SA-2 (these Options being listed in the Attachment to Exhibit A).
2. Letter Agreements:
     2.1 Letter Agreement 3134-01 to the Purchase Agreement entitled “Open Configuration Matters,” is deleted in its entirety to reflect that the Customer has defined the configuration of its 747-8 Freighter aircraft and the agreed upon configuration is identified in a new Exhibit A incorporated herein by reference by this SA-2.
     2.2 Letter Agreement 6-1162-ILK-0432 to the Purchase Agreement entitled “747-8 Freighter Aircraft [*] Letter,” ([*] Letter) is incorporated herein by reference to document the [*] terms mutually agreed to by the parties;
     2.3 Letter Agreement 6-1162-ILK-0214 to the Purchase Agreement entitled “Right to Purchase Additional Aircraft,” (Purchase Rights Letter Agreement) is deleted in its entirety and the new “Purchase Rights Letter Agreement” attached hereto and identified with an “SA-2” legend is substituted in lieu thereof to revise Article 2 to reflect the revision of the scheduled delivery period from the originally scheduled delivery period in the event of any Customer exercise of its purchase rights.
     2.4 Letter Agreement 6-1162-ILK-0215 to the Purchase Agreement entitled “Option Aircraft,” (Option Aircraft Letter Agreement) is deleted in its entirety and the new “Option Aircraft Letter Agreement” attached hereto and identified with an “SA-2” legend is substituted in lieu thereof to revise:
2.4.1 [*]
2.4.2 Attachment to the Option Aircraft Letter Agreement to reflect revision of the [*], among other matters, and the revision of the scheduled delivery period from the originally scheduled delivery period for the option aircraft.
     2.5 Letter Agreement 6-1162-ILK-0436 to the Purchase Agreement entitled “747-8 Freighter [*] is incorporated herein by reference to document the terms and conditions relating to [*].

P.A. No. 3134	SA-2, Page 2
BOEING PROPRIETARY
Supplemental Agreement 2, Page 2 of 43

     2.6 Letter Agreement 6-1162-ILK-0437 to the Purchase Agreement entitled “[*] Escalation Alternatives” is incorporated herein by reference to document the [*] escalation terms mutually agreed to by the parties;
The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.
EXECUTED IN DUPLICATE as of the day and year first written above.

ATLAS AIR, INC		THE BOEING COMPANY

By:		By:

	Mr. Lawrence B. Gibbons		[*]

Its:	Vice President, Procurement	Its:	Attorney in Fact

P.A. No. 3134	SA-2, Page 3
BOEING PROPRIETARY
Supplemental Agreement 2, Page 3 of 43

Table 1 to
Purchase Agreement No. 3134
Aircraft Information Table for the 747-8F Aircraft

Airframe Model/MTOW:	747-8F	970,000 pounds
Engine Model/Thrust:	GENX-2B67	66,500 pounds
Airframe Price:	[*]
Optional Features:	[*]

Sub-Total of Airframe and Features:	[*]
Engine Price (Per Aircraft):	$0

Aircraft Basic Price (Excluding BFE/SPE):	[*]

Buyer Furnished Equipment (BFE) Estimate:	$0
Seller Purchased Equipment (SPE) Estimate:	$0

Refundable Deposit/Aircraft at Proposal Accept	[*]

Detail Specification:	D019U022-C (10/24/2008)
Airframe Price Base Year/Escalation Formula:	[*]	[*]
Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:

Base Year Index (ECI):		[*]
Base Year Index (CPI):		[*]

					[B]		[D]
				[A]	4Q08	[C]	=
				4Q08	Escalation	4Q08	[A]* [C] / [B]			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to
Originally				Escalation	Factor	Escalation	Adjusted		Escalation	Delivery):
Contracted		Revised		Factor Using	Using	Factor Using	Escalation		Estimate Adv
Delivery		Delivery	Manufacturer Serial	[*]	[*]	[*]	Factor		Payment Base
Date	[*]	Month	Number	(Airframe)	(Airframe)	(Airframe)	(Airframe)		Price Per A/P	[*]	[*]	[*]	[*]
[*]	[*]	[*]	37562	[*]	[*]	[*]	[*]	1	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	37563	[*]	[*]	[*]	[*]	2	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	37564	[*]	[*]	[*]	[*]	3	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	37565	[*]	[*]	[*]	[*]	4	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	37566	[*]	[*]	[*]	[*]	5	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	37567	[*]	[*]	[*]	[*]	6	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	37561	[*]	[*]	[*]	[*]	7	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	37568	[*]	[*]	[*]	[*]	8	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	37569	[*]	[*]	[*]	[*]	9	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	37570	[*]	[*]	[*]	[*]	10	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	37571	[*]	[*]	[*]	[*]	11	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	37572	[*]	[*]	[*]	[*]	12	[*]	[*]	[*]	[*]	[*]

P.A. No. 3134, APR 53109	SA-2, Page 4	Table 1, Page 1
BOEING PROPRIETARY
Supplemental Agreement 2, Page 4 of 43

Table 2 to
Purchase Agreement No. 3134
Option Aircraft Delivery, Description, Price and Advance Payment

Airframe Model/MTOW:	747-8F	970,000 pounds
Engine Model/Thrust:	GENX-2B67	66,500 pounds
Airframe Price:	[*]
Optional Features:	[*]

Sub-Total of Airframe and Features:	[*]
Engine Price (Per Aircraft):	$0

Aircraft Basic Price (Excluding BFE/SPE):	[*]

Buyer Furnished Equipment (BFE) Estimate:	$0
Seller Purchased Equipment (SPE) Estimate:	$0

Refundable Deposit/Aircraft at Proposal Accept:	[*]

Detail Specification:	D019U022-C (10/24/2008)
Airframe Price Base Year/Escalation Formula:	[*]	[*]
Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:

Base Year Index (ECI):		[*]
Base Year Index (CPI):		[*]

			4Q08		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to
			Escalation	Escalation	Delivery):
Originally			Factor Using	Estimate Adv
Contracted	Number of	Revised Option	[*]	Payment Base
Delivery Date	Aircraft	Month	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

P.A. No. 3134, APR 53112	SA-2, Page 5	Table 2, Page 1
BOEING PROPRIETARY
Supplemental Agreement 2, Page 5 of 43

Table of Available Purchase Rights for Aircraft with delivery to occur from [*] through [*], inclusive:

Purchase
Rights
Description	Available
Purchase Rights at September 8, 2006	[*]

SA-2 Activity:

Liquidation of Purchase Right	(0)

Conversion of Purchase Right into Option	(0)

Remaining Purchase Rights at SA-2 Effective Date	[*]

P.A. 3134
TLS	SA-2, Table of Contents, Page i
BOEING PROPRIETARY
Supplemental Agreement 2, Page 6 of 43

TABLE OF CONTENTS

SA
ARTICLES		NUMBER
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1.	Aircraft Information Table	SA-2

2.	Option Aircraft Information Table	SA-2

3.	Purchase Rights Aircraft Information Table	SA-2

EXHIBIT

A.	Aircraft Configuration	SA-2

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

CS1.	Customer Support Variables

EE1	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Product Assurance — First-Look Inspection Program and Service Life Policy Components

LETTER AGREEMENTS

3134-01	Open Configuration Matters: NO LONGER APPLICABLE	N/A

3134-02	Spare Parts Initial Provisioning

RESTRICTED LETTER
AGREEMENTS

6-1162-ILK-0203	747-8 Freighter Special Matters Letter

6-1162-ILK-0204	747-8 Freighter Performance Retention Commitment

6-1162-ILK-0205	Airworthiness Directive Cost Participation Program

6-1162-ILK-0206	Maintenance Cost Protection Program

P.A. 3134
TLS	SA-2, Table of Contents, Page ii
BOEING PROPRIETARY
Supplemental Agreement 2, Page 7 of 43

Supplemental Agreement No. 2 to
Purchase Agreement No. 3134
TABLE OF CONTENTS, continued

RESTRICTED LETTER		SA
AGREEMENTS, continued		NUMBER
6-1162-ILK-0207	Special Matters relating to [*]

6-1162-ILK-0208R1	Promotional Support Agreement	SA-1

6-1162-ILK-0209	Aircraft Performance Guarantees

6-1162-ILK-0210	Remedy for Deviation from Block Fuel Guarantees

6-1162-ILK-0211	Demonstration Flight Waiver

6-1162-ILK-0214R1	Right to Purchase Additional Aircraft	SA-2

6-1162-ILK-0215R1	Option Aircraft	SA-2

6-1162-ILK-0216	Service Reliability Guarantee

6-1162-ILK-432#	747-8 Freighter Aircraft [*]	SA-2

6-1162-ILK-0436*	747-8 Freighter [*]	SA-2

6-1162-ILK-0437	[*] Escalation Alternatives	SA-2

#	Letter Agreements after 6-1162-ILK-0216 and preceding 6-1162-ILK-0432 are not used in this Purchase Agreement

*	Letter Agreements 6-1162-ILK-0433; 6-1162-ILK-0434; 6-1162-ILK-0435, inclusive, are not used in this Purchase Agreement

P.A. 3134
TLS	SA-2, Table of Contents, Page ii
BOEING PROPRIETARY
Supplemental Agreement 2, Page 8 of 43

AIRCRAFT CONFIGURATION
between
THE BOEING COMPANY
and
ATLAS AIR, INC.
Exhibit A to Purchase Agreement Number 3134

P.A. No. 3134		SA-2
BOEING PROPRIETARY
Supplemental Agreement 2, Page 9 of 43

Exhibit A to
Purchase Agreement No. 3134

AIRCRAFT CONFIGURATION
Dated as of the Effective Date of SA-2
relating to
BOEING MODEL 747-8 FREIGHTER (747-8 F) AIRCRAFT
The Customer Airplane Description is based on Boeing 747-8 Freighter Configuration Specification D019U022, Revision C, dated October 24, 2008 (Baseline Specification), or later version then released, and the options accepted by Customer as more fully discussed in the Attachment to this Exhibit A (Options). As soon as practicable, Boeing will furnish Customer with copies of 747-8 Freighter Detail Specification D019U0022TLS48F-1, which is the Baseline Specification revised to include these Customer selected Options.
The Aircraft Basic Price reflects and includes all effects of such Options.

P.A. No. 3134		SA-2, Exhibit A, Page 2
BOEING PROPRIETARY
Supplemental Agreement 2, Page 10 of 43

Attachment A of Exhibit A to Purchase Agreement No. 3134, Page 1

2005 Dollars
Configuration		12 Aircraft
Item Number	Title	Price Per A/C
0110-000031	MAJOR MODEL 747 AIRPLANE	IB
0110B750B14	MINOR MODEL 747-8F AIRPLANE	IB
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

P.A. No. 3134	SA-2, Exhibit A, Attachment A, Page 1
BOEING PROPRIETARY
Supplemental Agreement 2, Page 11 of 43

Attachment A of Exhibit A to Purchase Agreement No. 3134, Page 2

2005 Dollars
Configuration		12 Aircraft
Item Number	Title	Price Per A/C
[*]	[*]	[*]
[*]	[*]	[*]
[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
7200C483C62	GENX PROPULSION SYSTEM	IB
7200C483C63	GENX ENGINES — 2B67 RATING	IB

OPTIONS: 45	TOTAL:	[*]

P.A. No. 3134	SA-2, Exhibit A, Attachment A, Page 2
BOEING PROPRIETARY
Supplemental Agreement 2, Page 12 of 43

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
6-1162-ILK-0432
Atlas Air, Inc.
2000 Westchester Avenue
Purchase, NY 10577-2543

Subject:	747-8 Freighter Aircraft [*] Letter

References:	1)	Purchase Agreement No. 3134 (the Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-ADVF aircraft consisting of twelve (12) firm Boeing Model 747-8 Freighter Aircraft, one (1) option to purchase Boeing Model 747-8 Freighter Aircraft and thirteen (13) rights to purchase Boeing Model 747-8 Freighter Aircraft, collectively (Aircraft)

	2)	Letter agreement 6-1162-ILK-00427 entitled, “Agreement to Reschedule the Delivery Months for Aircraft Contracted for [*]” (Reschedule Agreement); and

	3)	Letter agreement 6-1162-ILK-0436 entitled, “747-8 Freighter [*]”
This letter agreement ([*] Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this [*] Agreement have the same meaning as in the Purchase Agreement. Boeing and Customer hereby agree as follows:
1	Affected Aircraft
1.1	Scope.
                   This [*] Agreement is limited to the [*] under the Purchase Agreement and [*] with respect to the Affected Aircraft defined below in Article 1.2 (Affected Aircraft).
1.2	Affected Aircraft.

The Affected Aircraft are:
1.2.1	the Aircraft identified in Supplemental Agreement No. 2 to the Purchase Agreement (SA 2), Table 1 to Purchase Agreement No. 3134, Aircraft Information Table for the 747-8F Aircraft with an “SA-2” legend (Table 1) (such aircraft being referred to as Table 1 Aircraft); and

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [*] Letter
BOEING PROPRIETARY
Supplemental Agreement 2, Page 13 of 43

6-1162-ILK-0432

1.2.2	any Substitute Aircraft defined in Article 17 of Letter Agreement 6-1162-ILK-0203 entitled “Special Matters Letter: 747-8 Freighter Aircraft.”
2	[*]
[*]
2.1	[*]
[*]
2.1.1	[*]

2.1.2	[*]

2.1.3	[*]

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [*] Letter
BOEING PROPRIETARY
Supplemental Agreement 2, Page 14 of 43

6-1162-ILK-0432

2.2	[*]
2.2.1	[*]
[*]
2.2.2	[*]
[*]
3	[*]
3.1	[*]
[*]
3.2	[*]
[*]

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [*] Letter
BOEING PROPRIETARY
Supplemental Agreement 2, Page 15 of 43

6-1162-ILK-0432

3.3	[*]
[*]
4	[*]
[*]
4.1	[*]
[*]

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [*] Letter
BOEING PROPRIETARY
Supplemental Agreement 2, Page 16 of 43

6-1162-ILK-0432

5 [*]
[*]
[*]

[*]	[*]	[*]
[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]
[*]

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [*] Letter
BOEING PROPRIETARY
Supplemental Agreement 2, Page 17 of 43

6-1162-ILK-0432

6 [*]
[*]
7. [*]
[*]
8. Assignment.
This [*] Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
9. Conflicts.
In the event of a conflict between the terms of this [*] Agreement and the terms of the Purchase Agreement, the terms of this [*] Agreement shall control.
10. Confidential Treatment.
Customer understands that certain commercial and financial information contained in this [*] Agreement is considered by Boeing as confidential. Customer agrees that it

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [*] Letter
BOEING PROPRIETARY
Supplemental Agreement 2, Page 18 of 43

6-1162-ILK-0432

will treat this [*] Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this [*] Agreement or any information contained herein to any other person or entity. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this [*] Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances. The parties acknowledge and agree that information contained in this [*] Agreement may be disclosed to Customer’s existing lenders (PDP Lenders) under the Facility Agreement dated January 30, 2008 (PDP Credit Facility) among Customer, Norddeutsche Landesbank Girozentrale, and Bank of Utah, as security trustee (Security Trustee) subject to the existing confidentiality agreement with the PDP Lender.
Very truly yours,
THE BOEING COMPANY

By:

[*]

Its:	ATTORNEY IN FACT

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [*] Letter
BOEING PROPRIETARY
Supplemental Agreement 2, Page 19 of 43

6-1162-ILK-0432

Accepted and agreed to this 1stday of March of 2010.
ATLAS AIR, INC.

By:	Mr. Lawrence B. Gibbons

Its:	Vice President, Procurement

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [*] Letter
BOEING PROPRIETARY
Supplemental Agreement 2, Page 20 of 43

Attachment 1 to [*] Agreement 6-1162-ILK-0432
[*], Page 1 OF 1

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [*] Letter
BOEING PROPRIETARY
Supplemental Agreement 2, Page 21 of 43

Attachment 1 to [*] Agreement 6-1162-ILK-0432
[*], Page 2

[*]	[*]	[*]	[*]		[*]
[*]	[*]	[*]			[*]
[*]	[*]	[*]			[*]
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[*]	[*]	[*]	$	[*]	[*]

*	- Excludes the aircraft delivering in [*] and [*] of [*] for which the [*].

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [*] Letter
BOEING PROPRIETARY
Supplemental Agreement 2, Page 22 of 43

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
6-1162-ILK-0214R1
Atlas Air, Inc.
2000 Westchester Avenue
Purchase, NY 10577-2543

Subject:	Right to Purchase Additional Aircraft

References:	(a)	Purchase Agreement No. 3134 (the Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-8 Freighter aircraft; and

	(b)	Special Matters Letter: 747-8 Freighter Aircraft, Letter Agreement 6-1162-ILK-0203 (the Special Matters Letter).
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. The Special Matters Letter contains the business considerations which may be applicable to aircraft acquired through the exercise of a purchase right. The predecessor of this Letter Agreement (Letter Agreement 6-1162-ILK-0214, dated September 8, 2006) is deleted in its entirety and this Letter Agreement bearing the “SA-2” legend is substituted in lieu thereof to effect the revisions in bold-faced text in Articles 2.0 and 8.1 herein.
1.0 Right to Purchase Incremental Aircraft.
          Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase (Purchase Right) thirteen (13) additional Boeing Model 747-8 Freighter aircraft on the terms and conditions described in this Letter Agreement (Purchase Rights Aircraft).
2.0 Delivery.
          The Purchase Rights Aircraft are offered subject to available position for delivery during the period [*] through [*].

P.A. No. 3134	SA-2, Letter Agreement No. 6-1162-ILK-0214 R1, Page 1
Purchase_ Rights
BOEING PROPRIETARY
Supplemental Agreement 2, Page 23 of 43

6-1162-ILK-0214R1

3.0 Notice of Exercise and Payment of Deposit.
          Customer shall give written notice to Boeing (Notice of Exercise) of its desire to exercise a Purchase Right. Such notice shall be accompanied by payment by electronic transfer to the account specified below of Boeing’s then standard proposal deposit for 747-8 Freighter aircraft (Deposit) for each Purchase Rights Aircraft subject to the Notice of Exercise. The Deposit will be applied against the first advance payment due for each such Purchase Rights Aircraft.
[*]
At the time of its receipt of each Notice of Exercise and related Deposit(s), Boeing will advise Customer as to the availability of the delivery month(s) requested.
4.0 [*]
          [*]
5.0 Configuration.
          5.1 Subject to the provisions of Article 5.2, below, the configuration for the Purchase Rights Aircraft will be the detail specification for Boeing Model 747-8 Freighter aircraft at the revision level in effect at the time of the Notice of Exercise. Such detail specification will be revised to include
          (i) changes applicable to such detail specification that are developed by Boeing between the date of the Notice of Exercise and the signing of the definitive agreement to purchase the Purchase Rights Aircraft,
          (ii) changes required to obtain required regulatory certificates, and
          (iii) other changes as mutually agreed.
          5.2 Boeing reserves the right to configure the Purchase Rights Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 5.1.

P.A. No. 3134	SA-2, Letter Agreement No. 6-1162-ILK-0214R1, Page 2
Purchase_ Rights
BOEING PROPRIETARY
Supplemental Agreement 2, Page 24 of 43

6-1162-ILK-0214R1

6.0 Price.
          The Aircraft Price of each Purchase Rights Aircraft shall be determined in accordance with the provisions of the Purchase Agreement using [*] at the time of signing of the definitive agreement [*], except that the airframe price for such Purchase Rights Aircraft shall be the sum of
(i) the price quoted for such airframe (including engine) in Table 1 to the Purchase Agreement at the date of signing of this Letter Agreement and
(ii) [*] associated with any changes to the airframe from that described in the detail specification identified in Table 1 to the Purchase Agreement at the date of signing of the Letter Agreement after giving effect to all credit memos.
          Advance payments are required for each Purchase Rights Aircraft. The remainder of the Aircraft Price will be due at delivery of each Purchase Rights Aircraft. The methodology used to estimate the Advance Payment Base Prices will be that specified in the Purchase Agreement at the date of signing of this Letter Agreement, and the escalation indices used to estimate the Advance Payment Base Prices will be adjusted to Boeing’s then current forecasts for such elements as of the date of signing of the definitive agreement for the Purchase Rights Aircraft and shall be escalated in the same manner as the Airframe Price as described in Supplemental Exhibit AE-1 and in conformance with the terms and conditions of paragraph 19 of the Special Matters Letter.
7.0 Definitive Purchase Agreement.
          Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein and Boeing’s identification of an available delivery position acceptable to Customer, the parties will sign a definitive agreement for the purchase of such Purchase Rights Aircraft within 60 calendar days of such exercise. Such definitive agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.
8.0 General Expiration of Rights.
          8.1 Each Purchase Right shall expire at the time of execution of the purchase agreement for the applicable Purchase Rights Aircraft, or, if no such purchase agreement is executed, at 11:59 pm (Seattle time) on [*].

P.A. No. 3134	SA-2, Letter Agreement No. 6-1162-ILK-0214R1, Page 3
Purchase_ Rights
BOEING PROPRIETARY
Supplemental Agreement 2, Page 25 of 43

6-1162-ILK-0214R1

9.0 Assignment.
     The Purchase Rights described in this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
10.0 Confidential Treatment.
     Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.
Very truly yours,
THE BOEING COMPANY

By:

[*]

Its:	Attorney-In-Fact

P.A. No. 3134	SA-2, Letter Agreement No. 6-1162-ILK-0214R1, Page 4
Purchase_ Rights
BOEING PROPRIETARY
Supplemental Agreement 2, Page 26 of 43

6-1162-ILK-0214R1

ACCEPTED AND AGREED TO this 1st date of March of 2010.
ATLAS AIR, INC.

By:	Mr. Lawrence B. Gibbons

Its:	Vice President, Procurement

P.A. No. 3134	SA-2, Letter Agreement No. 6-1162-ILK-0214R1, Page 5
Purchase_ Rights
BOEING PROPRIETARY
Supplemental Agreement 2, Page 27 of 43

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
6-1162-ILK-0215R1
Atlas Air, Inc.
2000 Westchester Avenue
Purchase, NY 10577-2543

Subject:	Option Aircraft

Reference:	(a)	Purchase Agreement 3134 (the Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-8 Freighter aircraft (the Aircraft); and

	(b)	Special Matters Letter: 747-8 Freighter Aircraft, Letter Agreement 6-1162-ILK-0203 (the Special Matters Letter).
This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. The Special Matters Letter contains the business considerations which may be applicable to aircraft acquired through the exercise of an option. If Customer exercises its option, Boeing agrees to manufacture and sell to Customer additional Model 747-8 Freighter aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement. The Airframe Price shown includes the Engine Price. The predecessor of this Letter Agreement (Letter Agreement 6-1162-ILK-0215, dated September 8, 2006) is deleted in its entirety and this Letter Agreement bearing the “SA-2” legend is substituted in lieu thereof to effect the revisions in bold-faced text in (i) Article 4.2 herein; and (ii) the delivery month as identified in the column labeled “Revised Option Month” in the attachment to this Letter Agreement.
1.0 Aircraft Description and Changes.
     1.1 Aircraft Description: The Option Aircraft is described by the Detail Specification listed in the Attachment.
     1.2 Changes: The Detail Specification will be revised to include:
(i)	Changes applicable to the basic Model 747-8 Freighter aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii)	Changes required to obtain required regulatory certificates; and

(iii)	Changes mutually agreed upon.

P.A. No. 3134	SA-2, Letter Agreement No. 6-1162-ILK-0215, Page 1
Option Aircraft
BOEING PROPRIETARY
Supplemental Agreement 2, Page 28 of 43

6-1162-ILK-0215R1

2.0 Price.
     2.1 The pricing elements of the Option Aircraft are listed in the Attachment.
     2.2 Price Adjustments.
          2.2.1 Optional Features. The price for Optional Features selected for the Option Aircraft will be adjusted to Boeing’s current prices as of the date of execution of the definitive agreement for the Option Aircraft.
          2.2.2 Escalation Adjustments. The Airframe Price and the price of Optional Features Option Aircraft will be escalated in the same manner as the Airframe Price as described in Supplemental Exhibit AE-1 and in conformance with the terms and conditions of paragraph 19 of the Special Matters Letter Agreement.
          2.2.3 Base Price Adjustments. The Airframe Price of the Option Aircraft shall be as set forth in the Attachment to this Letter Agreement.
3.0 Payment.
     3.1 Customer will pay a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.
     3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.
     3.3 Notwithstanding sub-paragraph 3.1 and 3.2 above, in accordance with paragraph 18 of the Special Matters Letter, [*].
4.0 Option Exercise.
     4.1 Customer may exercise an option by giving written notice to Boeing on or before the date [*] prior to the delivery dates listed in the Attachment (Option Exercise Date).
     4.2 [*] at the effective date of Supplemental Agreement 2 to the Purchase Agreement: If Boeing must make production decisions which are

P.A. No. 3134	SA-2, Letter Agreement No. 6-1162-ILK-0215R1, Page 2
Option Aircraft
BOEING PROPRIETARY
Supplemental Agreement 2, Page 29 of 43

6-1162-ILK-0215R1

dependent on Customer’s exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date subject to Customer’s agreement. If Boeing and Customer fail to agree to a revised Option Exercise Date, either party may terminate the option and Boeing will refund to Customer, without interest, any Deposit and advance payments received by Boeing with respect to the terminated Option Aircraft. In the event of an exercise pursuant to this Article 4.2:
4.2.1	From the date of exercise by Customer pursuant to this Article 4.2 until the date of exercise set forth by Article 4.1 herein, Boeing shall credit (as a reduction of interest that is otherwise payable by the Customer) the Customer with interest at the Deferred Interest Rate set forth in Article 14.2 of the Special Matters Letter to accrue on the difference between
4.2.1.1	[*] of the Advance Payment Base Price and

4.2.1.2	the non-refundable Option Deposit;
4.2.2	Notwithstanding any requirement set forth by the Special Matters Letter, Customer shall have no requirement for advance payments until twenty four months prior to the scheduled delivery month (provided by Boeing pursuant to Article 4.3. herein) at which point advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. Such advance payment amounts are eligible for deferral pursuant to the Article 14 of the Special Matters Letter. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.
     4.3 Boeing shall provide Customer with the scheduled delivery month at the time of option exercise pursuant to either Article 4.1 or 4.2 herein.
5.0 Contract Terms.
     Boeing and Customer will document the exercise of the option for the purchase of an Option Aircraft, in accordance with the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and any other terms and conditions as may be agreed upon, by executing a Supplemental Agreement with respect to the Purchase Agreement, within 30 days following option exercise.

P.A. No. 3134	SA-2, Letter Agreement No. 6-1162-ILK-0215R1, Page 3
Option Aircraft
BOEING PROPRIETARY
Supplemental Agreement 2, Page 30 of 43

6-1162-ILK-0215R1

6.0 Confidential Treatment.
     Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.
Very truly yours,
THE BOEING COMPANY

By

[*]

Its	Attorney-In-Fact

P.A. No. 3134	SA-2, Letter Agreement No. 6-1162-ILK-0215R1, Page 4
Option Aircraft
BOEING PROPRIETARY
Supplemental Agreement 2, Page 31 of 43

6-1162-ILK-0215R1

ACCEPTED AND AGREED TO this 1st date of March of 2010.
ATLAS AIR, INC.

By:	Mr. Lawrence B. Gibbons

Its:	Vice President, Procurement
Attachment

P.A. No. 3134	SA-2, Letter Agreement No. 6-1162-ILK-0215R1, Page 5
Option Aircraft
BOEING PROPRIETARY
Supplemental Agreement 2, Page 32 of 43

Attachment to
Letter Agreement No. 6-1162-ILK-0215R1
[*]

Airframe Model/MTOW:	747-8F	970,000 pounds
Engine Model/Thrust:	GENX-2B67	66,500 pounds
Airframe Price:	[*]
Optional Features:	[*]

Sub-Total of Airframe and Features:	[*]
Engine Price (Per Aircraft):	$0

Aircraft Basic Price (Excluding BFE/SPE):	[*]

Buyer Furnished Equipment (BFE) Estimate:	$0
Seller Purchased Equipment (SPE) Estimate:	$0

Refundable Deposit/Aircraft at Proposal Accept:	[*]

Detail Specification:	D019U022-C (10/24/2008)
Airframe Price Base Year/Escalation Formula:	[*]	[*]
Engine Price Base Year/Escalation Formula:	N/A	N/A
Airframe Escalation Data:

Base Year Index (ECI):	[*]
Base Year Index (CPI):	[*]

			4Q08		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to
			Escalation	Escalation	Delivery):
Originally			Factor Using	Estimate Adv
Contracted	Number of	Revised Option	[*]	Payment Base
Delivery Date	Aircraft	Month	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

P.A. No. 3134	SA-2, Attachment to Letter Agreement No. 6-1162-ILK-0215R1, Page 1
Option_Aircraft
BOEING PROPRIETARY
Supplemental Agreement 2, Page 33 of 43

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
6-1162-ILK-0436
Atlas Air, Inc.
2000 Westchester Avenue
Purchase, NY 10577-2543

Subject:	747-8 Freighter [*] in Relation to [*]

References:	1)	Purchase Agreement No. 3134 (the Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-ADVF aircraft consisting of twelve (12) firm Boeing Model 747-8 Freighter Aircraft, one (1) option to purchase Boeing Model 747-8 Freighter Aircraft and thirteen (13) rights to purchase Boeing Model 747-8 Freighter Aircraft, collectively (Aircraft); and

	2)	Letter Agreement 6-1162-ILK-0432 entitled “747-8 Freighter Aircraft [*] Letter” ([*] Agreement).
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement and the [*] Agreement, as applicable.
1 Scope.
This Letter Agreement is applicable exclusively to the following [*] Aircraft (each a [*]):

Month of Delivery per	Manufacturer
Table 1	Serial	[*]
(“Revised Delivery Month”)	Number	Reference
[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [*]
BOEING PROPRIETARY
Supplemental Agreement 2, Page 34 of 43

6-1162-ILK-0436

[*]
2 [*]
[*]
3 [*]
[*]

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [*]
BOEING PROPRIETARY
Supplemental Agreement 2, Page 35 of 43

6-1162-ILK-0436

4 [*]
[*]
5 [*]
[*]
6 Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the [*] and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [*]
BOEING PROPRIETARY
Supplemental Agreement 2, Page 36 of 43

6-1162-ILK-0436

7 Conflicts.
In the event of a conflict among the terms of (i) this Letter Agreement, (ii) the [*] Agreement and (iii) the Purchase Agreement, the provisions of this Letter Agreement shall control.
8 Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances. The parties acknowledge and agree that information contained in this Letter Agreement may be disclosed to Customer’s existing lenders (PDP Lenders) under the Facility Agreement dated January 30, 2008 among Customer, Norddeutsche Landesbank Girozentrale, and Bank of Utah, as security trustee subject to the existing confidentiality agreement with the PDP Lender.
Very truly yours,
THE BOEING COMPANY

By:

[*]

Its:	ATTORNEY IN FACT

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [*]
BOEING PROPRIETARY
Supplemental Agreement 2, Page 37 of 43

6-1162-ILK-0436

Accepted and agreed to this 1st day of March of 2010.
ATLAS AIR, INC.

By:	Mr. Lawrence B. Gibbons

Its:	Vice President, Procurement

Purchase Agreement 3134	SA-2
TLS 747-8 Freighter [ * ]
BOEING PROPRIETARY
Supplemental Agreement 2, Page 38 of 43

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
6-1162-ILK-0437
Atlas Air, Inc.
2000 Westchester Avenue
Purchase, NY 10577-2543

Subject:	[*] Escalation Alternatives

References:	1)	Purchase Agreement No. 3134 (the Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-ADVF aircraft consisting of twelve (12) firm Boeing Model 747-8 Freighter Aircraft, one (1) option to purchase Boeing Model 747-8 Freighter Aircraft and thirteen (13) rights to purchase Boeing Model 747-8 Freighter Aircraft, collectively (Aircraft); and

	2)	Letter Agreement 6-1162-ILK-0432 entitled “747-8 Freighter Aircraft [*] Letter” ([*] Agreement).
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement and the [*] Agreement, as applicable.
1. Definitions.
          1.1 “[*]” shall mean a [*] placed on the [*] for the [*] as set forth in Attachment 1 to this Letter Agreement.
          1.2 “Airframe Escalation Adjustment” is defined as the price adjustment to the [*] and the [*] resulting from the calculation using the economic price formula contained in Supplemental Exhibit AE1 to the Purchase Agreement.
          1.3 “Eligible Aircraft” means any [*].
          1.4 “Escalation Period” means the period commencing on the effective date of this Letter Agreement and ending on the earlier to occur of the (a) actual delivery date of each Eligible Aircraft or (b) [*].
          1.5 “Original Option Aircraft” shall mean the Aircraft specified in Letter Agreement Number 6-1162-ILK-0215R1 entitled “Option Aircraft” as of the date of this Letter Agreement.
P.A. No. 3134
[*] Escalation Alternatives
BOEING PROPRIETARY
Supplemental Agreement 2, Page 39 of 43

Atlas Air, Inc.
6-1162-ILK-0437 Page 2
          1.6 “Purchase Rights Aircraft” shall mean the Aircraft specified in Letter Agreement Number 6-1162-ILK-0214R1 entitled “Right to Purchase Additional Aircraft” as of the date of this Letter Agreement.
          1.7 “Table 1 Aircraft” shall mean the [*] Aircraft identified in the following table:

Month of [*] per Article	Manufacturer Serial
[*] of the [*] Agreement	Number
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
2. Scope.
This Letter Agreement applies only to Eligible Aircraft. Notwithstanding any provision of the Purchase Agreement to the contrary, the parties agree that the Airframe Escalation Adjustment during the Escalation Period for each Eligible Aircraft shall be determined in accordance with this Letter Agreement.
3. [*]
          3.1 The [*] shall apply to the Aircraft specified in Articles 3.1.1 and 3.1.2 as follows:
          3.1.1 Table 1 Aircraft and Original Option Aircraft. Attachment 1 specifies the escalation factors corresponding to the [*] applicable to Eligible Aircraft from among [*].
          3.1.2 Purchase Rights Aircraft. Tables analogous to Attachment 1 containing escalation factors corresponding to the [*] using the [*]
P.A. No. 3134
[ * ]  Escalation Alternatives
BOEING PROPRIETARY
Supplemental Agreement 2, Page 40 of 43

Atlas Air, Inc.
6-1162-ILK-0437 Page 3
          3.3 Escalation after Escalation Period for Aircraft which Elected [*]. For those aircraft for which Customer has [*], if an aircraft has not [*] within the [*], the [*] will be calculated in accordance with the provisions of the Standard Escalation Formula or the Standard Escalation Formula, as set forth below [*] and [*] for the Purchase Rights Aircraft as described in 3.1.2 above), whichever is less.
[*]
          Where:
[*]

4. Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if
[*] Escalation Alternatives
BOEING PROPRIETARY
Supplemental Agreement 2, Page 41 of 43

Atlas Air, Inc.
6-1162-ILK-0437 Page 4
not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances. The parties acknowledge and agree that information contained in this Letter Agreement may be disclosed to Customer’s existing lenders (PDP Lenders) under the Facility Agreement dated January 30, 2008 among Customer, Norddeutsche Landesbank Girozentrale, and Bank of Utah, as security trustee subject to the existing confidentiality agreement with the PDP Lender.
Very truly yours,
THE BOEING COMPANY

By:

[*]

Its:	ATTORNEY IN FACT
Accepted and agreed to this 1st day of March of 2010.
ATLAS AIR, INC.

By:	Mr. Lawrence B. Gibbons

Its:	Vice President, Procurement
P.A. No. 3134
[*] Escalation Alternatives
BOEING PROPRIETARY
Supplemental Agreement 2, Page 42 of 43

Atlas Air, Inc.
Attachment 1 to 6-1162-ILK-0437 Page 1 of 1
   Attachment 1: [*]

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P.A. No. 3134
[*] Escalation Alternatives
BOEING PROPRIETARY [*]
Supplemental Agreement 2, Page 43 of 43